Exhibit 99.1

For Further Information:

Quality Systems, Inc.                     CCG Investor Relations
18191 Von Karman Ave, #450                15300 Ventura Blvd., Suite 303
Irvine, CA 92612                          Sherman Oaks, CA  91403
www.qsii.com                              www.coffincg.com
(949) 255-2600                            (818) 789-0100
CONTACT:  Lou Silverman                   CONTACT:  William F. Coffin, President
          President and CEO                         Sean Collins, Partner

QUALITY SYSTEMS REPORTS THIRD QUARTER RESULTS

IRVINE, Calif.--(BUSINESS WIRE) February 7, 2005--Quality Systems, Inc. (NASDAQ:QSII - news) today announced the results of operations for its fiscal 2005 third quarter ended December 31, 2004.

The Company posted net revenues of $22.1 million in the third quarter, an increase of 21% from $18.2 million generated during the same quarter last year. The Company reported net income of $4.2 million, an increase of 62% over net income of $2.6 million earned in the comparable quarter of the prior year. Fully diluted earnings per share was $0.64 in the quarter, an increase of 60% over the fully diluted $0.40 per share earnings recorded in the same quarter last year.

The revenue and net income results achieved in the quarter were records for the Company. Results in the third quarter were driven by record revenue and operating profit in the Company's NextGen Healthcare Information Systems division. For the quarter, the Company's NextGen Healthcare Information Systems division posted record revenue of $18.3 million, up 31% over the same quarter prior year and record operating income of $6.7 million, up 78% over the same quarter of the prior year.

Quality Systems, Inc. will hold a conference call to discuss third quarter financial results today at 4:30 p.m. EST (1:30 p.m. PST). To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Monday, February 7 at 6:30 p.m. EST through Monday, February 14 at midnight EST. To access the replay dial (800) 642-1687 and enter the conference ID number 3400595.

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, patient records, and connectivity applications for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of the fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

                          [financial highlights follow]

                              QUALITY SYSTEMS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED               NINE MONTHS ENDED
                                                         ----------------------------    ----------------------------
                                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2004            2003            2004            2003
                                                         ------------    ------------    ------------    ------------
Revenues:
  Software, hardware and supplies ................         $ 9,781         $ 8,068         $27,891         $24,130
  Implementation and training services ...........           1,889           1,791           6,455           5,229
                                                           -------         -------         -------         -------
System sales .....................................          11,670           9,859          34,346          29,359

Maintenance and other services ...................          10,418           8,340          29,089          22,788

                                                           -------         -------         -------         -------
   Total revenue .................................          22,088          18,199          63,435          52,147
                                                           -------         -------         -------         -------

Cost of revenue:
  Software, hardware and supplies ................           1,384           1,966           5,428           6,541
  Implementation and training services ...........           1,575           1,427           4,546           3,964
                                                           -------         -------         -------         -------
Total cost of system sales .......................           2,959           3,393           9,974          10,505

Total cost of maintenance and other services .....           4,556           4,130          13,580          11,120
                                                           -------         -------         -------         -------
   Total cost of revenue .........................           7,515           7,523          23,554          21,625
                                                           -------         -------         -------         -------

   Gross profit ..................................          14,573          10,676          39,881          30,522
                                                           -------         -------         -------         -------

Operating expenses:
   Selling, general and administrative ...........           6,420           4,902          16,786          14,410
   Research and development ......................           1,707           1,628           5,137           4,496
                                                           -------         -------         -------         -------
     Total operating expenses ....................           8,127           6,530          21,923          18,906
                                                           -------         -------         -------         -------

   Income from operations ........................           6,446           4,146          17,958          11,616

Interest income ..................................             263              95             553             284
                                                           -------         -------         -------         -------

Income before provision for income taxes .........           6,709           4,241          18,511          11,900
Provision for income taxes .......................           2,488           1,630           7,193           4,604
                                                           -------         -------         -------         -------

   Net income ....................................         $ 4,221         $ 2,611         $11,318         $ 7,296
                                                           =======         =======         =======         =======

Net income per share:
   Basic .........................................         $  0.65         $  0.42         $  1.77         $  1.18
                                                           =======         =======         =======         =======
   Diluted .......................................         $  0.64         $  0.40         $  1.72         $  1.13
                                                           =======         =======         =======         =======

Weighted-average shares used in per
share calculation:
   Basic .........................................           6,476           6,237           6,400           6,162
                                                           =======         =======         =======         =======
   Diluted .......................................           6,641           6,549           6,567           6,476
                                                           =======         =======         =======         =======

                              QUALITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                      December 31,        March 31,
                                                                                         2004                2004
                                                                                      ------------        ---------
                                           ASSETS                                     (UNAUDITED)
Current assets:
      Cash and cash equivalents ..............................................         $  66,432          $  51,395
      Accounts receivable, net ...............................................            27,929             20,336
      Inventories, net .......................................................             1,405                725
      Deferred tax assets ....................................................             2,979              2,979
      Other current assets ...................................................             1,353              1,437
                                                                                       ---------          ---------
                Total current assets .........................................           100,098             76,872

Equipment and improvements, net ..............................................             2,406              2,012
Capitalized software costs, net ..............................................             3,961              3,608
Deferred tax assets ..........................................................             1,104              1,104
Goodwill .....................................................................             1,840              1,840
Other ........................................................................             1,616              1,242
                                                                                       ---------          ---------
                Total assets .................................................         $ 111,025          $  86,678
                                                                                       =========          =========

                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable .......................................................         $   2,269          $   1,655
      Deferred revenue .......................................................            22,599             16,016
      Accrued compensation and related benefits ..............................             2,304              2,985
      Income taxes payable ...................................................             1,806                273
      Other current liabilities ..............................................             4,478              3,497
                                                                                       ---------          ---------
                Total current liabilities ....................................            33,456             24,426

Deferred revenue .............................................................             1,103              1,247
                                                                                       ---------          ---------
                Total liabilities ............................................            34,559             25,673
                                                                                       ---------          ---------

Commitments and contingencies ................................................                --                 --

Shareholders' equity:
      Common stock, $0.01 par value; authorized 20,000 shares; issued and outstanding 6,525 and 6,325 shares at December 31, 2004 and
          March 31, 2004, respectively .......................................                65                 63
      Additional paid-in capital .............................................            43,553             39,735
      Retained earnings ......................................................            34,068             22,750
      Deferred compensation ..................................................            (1,220)            (1,543)
                                                                                       ---------          ---------
                Total shareholders' equity ...................................            76,466             61,005
                                                                                       ---------          ---------
                Total liabilities and shareholders' equity ...................         $ 111,025          $  86,678
                                                                                       =========          =========